SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date  of Report (Date of earliest event reported):  December  14,
2004


              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 396-5733
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)


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[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                        December 14, 2004



ITEM 7.01.  REGULATION FD DISCLOSURE.

   Patriot Transportation Holding, Inc. (the "Company"), maintains a Profit Sharing and Deferred Earnings Plan (the "Plan") for its employees. Participants in the Plan may direct their account balances to be invested in a number of different investment options, including common stock of the Company that is purchased by the Plan in the open market. The Company recently learned that the acquisition by the Plan's trustee for the benefit and at the direction of Plan participants of shares of Company common stock, as well as the interests of participants in the Plan, may not have been registered in compliance with applicable securities laws. In addition, the Plan has not filed annual reports on Form 11-K. The Plan intends to file its Form 11-K for the fiscal year ended December 31, 2003 in the near future. The Company intends to file a Form S-8 to register the acquisition of shares of its common stock by Plan participants in the near future.

     The Company has determined that approximately 1560 shares of common stock of the Company were transferred to Plan participants in the last twelve (12) months. The Company may be subject to claims for rescission of acquisitions of shares of its common stock under applicable securities laws during the one year period following the date of acquisition of the shares, the statute of limitations period that the Company believes may apply to claims for rescission under applicable federal laws.

   The Company may also face penalties in connection with these matters and could be subject to claims for rescission for acquisitions prior to the one-year statute of limitations period.

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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                              PATRIOT TRANSPORTATION HOLDING, INC.


Date:  December 14, 2004      By:  /s/ Ray M. Van Landingham
                              -----------------------------------
                              Ray M. Van Landingham
                              Vice President, Finance and
                              Administration and Chief Financial
                              Officer

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